Exhibit 99.2

Exhibit 99.2 Q4 2021 Letter to Shareholders February 28, 2022

GoodRx helps Americans get the healthcare they need at a price they can afford.    GoodRx helps my patients pay less for prescriptions and saves me time. It’s a better experience for all. Sharon Orrange, MD, MHS, FACP Internal Medicine The Doctors of USC Beverly Hills    Dr. Orrange is a GoodRx advisor.    GoodRx    Holdings, Inc.                Q4 2021 Letter to                Shareholders 2

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 3 It’s been more than a decade, but we still vividly remember those early days right after we launched the GoodRx website and app. Not everyone understood our idea of helping patients find affordable care. Some assumed insurance would cover everything; others in the industry dismissed our initial focus on generic drugs, saying “all the action” was in brand. But one constituency embraced us from the beginning — America’s physicians and health care professionals. Every day, they were hearing from patients who couldn’t afford the medications they prescribed. Every day, they witnessed the hard choices their patients were making, and saw the consequences of patients who chose not to fill prescriptions or get care because it simply cost too much. Today, our partnership with America’s healthcare providers is stronger and deeper than ever. Over 700,000 prescribers have used GoodRx since June 2021,1 and over 400,000 physician offices actively distribute our materials. 2 Over 2 million prescribers have a patient who has used GoodRx, 2 and our exceptionally high provider NPS of 903 is a testament to the value we bring. In the fourth quarter, we began offering a new and improved GoodRx for Providers platform built specifically for physicians, providing unique features while giving us the opportunity to monetize what we expect to be one of the largest provider platforms in the U.S. Early adoption has been strong, with over 90% of providers opting into this new mode, which represents over 80,000 HCPs and growing.4 Within weeks of launch, we closed the first of what we expect to be many deals with pharma manufacturers who want to engage with our massive provider network. Throughout 2021, GoodRx helped millions of Americans navigate their care and realize greater savings than ever. We remained focused on our strategic priorities for the year and achieved record revenue, record users and record visitors to our website. Underpinning these results is a virtuous flywheel that continues to propel us: the greater our impact, the stronger our performance. Our pharma manufacturer solutions offering delivered another quarter of explosive growth, growing 4x year-over-year, capitalizing on the fact that 20% of searches on our platform are for brand drugs. We finished the year with net revenue retention of over 150%,5 and working with 19 of the top 20 pharma manufacturers and over 140 brands. We also built a very robust pipeline for 2022, setting a foundation for strong and sustainable growth of this offering. With the combination of GoodRx for Providers GoodRx + healthcare professionals. A massive win-win. and our consumer offerings, we believe GoodRx delivers a truly unparalleled digital healthcare platform, and a unique ability for us and for our partners, especially pharma manufacturers, to educate, influence, and serve providers and patients in a coordinated fashion. We see significant opportunities to build on our 2021 growth and success to deliver a very strong 2022, reaching more consumers and providers and bringing more value to each stage of the healthcare journey. Co-Founders & Co-CEOs, GoodRx Doug Hirsch Trevor Bezdek 1 Per DMD / IQVIA data. 2 Based on internal data. 3 Provider NPS based on September 2021 survey on the GoodRx website. 4 The new mode is being rolled out gradually so only a subset of providers have had a chance to opt in. 5 Net revenue retention compares total revenue generated from all pharma manufacturer solutions clients in the year-to-date period ended December 31, 2021, to the total revenue generated from the same clients in the year-to-date period ended December 30, 2020, excluding all new client relationships established since December 31, 2020. Strategic priorities for 2022: 1 Increase brand awareness and reach to help more consumers understand how we can help them navigate their healthcare journey. 2 Strengthen our healthcare provider relationships by expanding the HCP value proposition and continuing to make GoodRx a destination that meets providers’ unique needs and helps achieve better patient outcomes. 3 Deepen our relationships with consumers by offering relevant, timely and actionable services, advice and content that enhance engagement. 4 Build or acquire new platform capabilities that create the foundation for additional services and value we can offer consumers, HCPs and pharma manufacturers. We are excited about the opportunities in 2022 and beyond. When you’re a patient’s trusted advocate, you’ve earned the right to help patients navigate their entire healthcare journey. We believe there are still many adjacent categories for GoodRx to enter within the massive $4 trillion U.S. healthcare market, and we will approach each opportunity with the goal of making healthcare easier, more transparent, and more affordable for Americans.

# Q4 / FY 2021 Highlights

| | Revenue | Net Loss | Adjusted EBITDA[2] | Adjusted Net Income[2] |
|---|---|---|---|---|
| Q4 '21 | $213.3M<br>+39% YOY | ($39.9M)*<br>(18.7%) Margin[1] | $62.3M<br>29.2% Margin[1] | $40.5M<br>19.0% Margin[1] |
| FY '21 | $745.4M<br>+35% YOY | ($25.3M)**<br>(3.4%) Margin[1] | $229.6M<br>30.8% Margin[1] | $147.0M<br>19.7% Margin[1] |

* Q4 '21 Net Loss was impacted by a $45.8M provision for income taxes driven by a $52.4M non-cash valuation allowance against our net deferred tax assets and $33.3M of stock-based compensation expense, $16.8M of which related to the non-recurring co-CEOs' awards made in connection with our IPO.

** FY '21 Net Loss was impacted by a $15.1M provision for income taxes driven principally by the $52.4M non-cash valuation allowance described above, and $160.5M of stock-based compensation expense, $90.9M of which related to the non-recurring co-CEOs' awards made in connection with our IPO.

**$35B**
cumulative consumer savings


Monthly Active Consumers[3]
Q4 '21
6.4M
+14% YOY
Q4 '20
5.6M
Subscription Plans[4]
Q4 '21
1,210K
+51% YOY
Q4 '20
801K

## Financial Data

(dollars in millions)

| | Q4 '21 | Q4 '20 | CHANGE | FY '21 | FY '20 | CHANGE |
|---|---|---|---|---|---|---|
| Revenue | $213.3 | $153.5 | 39% | $745.4 | $550.7 | 35% |
| Net Loss | ($39.9) | ($298.3) | (87%) | ($25.3) | ($293.6) | (91%) |
| Adjusted Net Income[2] | $40.5 | $32.2 | 26% | $147.0 | $133.3 | 10% |
| Adjusted EBITDA[2] | $62.3 | $49.1 | 27% | $229.6 | $203.4 | 13% |
| Adjusted EBITDA Margin[2] | 29.2% | 32.0% | (280 bps) | 30.8% | 36.9% | (610 bps) |
| Cash Provided by Operating Activities | $49.8 | $14.9 | 235% | $178.8 | $131.3 | 36% |

[1] Net Margin, Adjusted EBITDA Margin, and Adjusted Net Margin represent Net Loss, Adjusted EBITDA, and Adjusted Net Income divided by Revenue, respectively.

[2] Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Net Margin are non-GAAP financial measures and are presented for supplemental informational purposes only. Refer to the Non-GAAP Financial Measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures.

[3] Monthly Active Consumers (MACs) refers to the number of unique consumers who have used a GoodRx code to purchase a prescription medication in a given calendar month and have saved money compared to the list price of the medication. A unique consumer who uses a GoodRx code more than once in a calendar month to purchase prescription medications is only counted as one Monthly Active Consumer in that month. A unique consumer who uses a GoodRx code in two or three calendar months within a quarter will be counted as a Monthly Active Consumer in each such month. Monthly Active Consumers do not include subscribers to our subscription offerings, consumers of our pharma manufacturer solutions offering, or consumers who use our telehealth offerings. When presented for a period longer than a month, Monthly Active Consumers are averaged over the number of calendar months in such period. Monthly Active Consumers from acquired companies are only included beginning in the first full quarter following the acquisition. RxSaver Monthly Active Consumers have been included as of the beginning of the third quarter of 2021, and are estimated due to incomplete consumer information.

[4] Represents the ending subscription plan balance across both of our subscription offerings, GoodRx Gold and Kroger Savings Club.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 4

# Business Updates

## GoodRx launches enhanced GoodRx for Providers platform, offering a more customized experience for healthcare providers with tools to support patients throughout their healthcare journey

For the past 10 years, GoodRx has focused on building the strongest, most trusted consumer brand in healthcare. While developing trusted relationships with millions of Americans, we also generated phenomenal trust with the healthcare provider community. This is evidenced by our increased provider NPS, which is now up to 90. Our simple and honest solutions help patients get the healthcare they need at a price they can afford while also reducing the administrative burden on providers and their staff. In a July 2021 internal survey, 89% of providers said GoodRx saves them and their staff time on administrative tasks, 93% said GoodRx helps their patients with medication access and 88% said GoodRx helps their patients with medication adherence. In short, our prescription-related offerings ultimately help providers do what they do best: help their patients.


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> We believe there is an enormous opportunity for us to meet providers' unique needs with innovative solutions while helping them achieve better patient outcomes

GoodRx understands the patient journey given our extensive experience not just in the prescription market, but through GoodRx Care. With that deep experience as our foundation, we've been reimagining the way patients and HCPs interact with the healthcare system. And, as a scaled platform where both patients and HCPs engage with us at the same stage of the patient's healthcare journey, we believe there is an enormous opportunity for us to meet providers' unique needs with innovative solutions while helping them achieve better patient outcomes. To capture this opportunity and further expand our relationships with providers, we created a new and improved GoodRx for Providers platform in the fourth quarter, through our recently launched Provider mode. GoodRx for Providers is our dedicated provider platform offering HCPs a more customized experience and equipping them with the tools they need to support their patients throughout their healthcare journey.

Since we started tracking DMD / IQVIA data in June 2021, over 700,000 prescribers have used the GoodRx platform — spanning broadly across specialties from oncology to primary care. We have been introducing our new Provider mode gradually to a subset of the providers who visit GoodRx and have seen strong adoption, with over 90% of providers who have been introduced opting into this new mode, which represents over 80,000 HCPs and growing. We believe this high rate of adoption without any off-platform marketing underscores its highly differentiated value for providers, and points to its competitive superiority.

As part of this launch, we redesigned our prescription savings flow with the provider in mind, offering more streamlined navigation, and focusing on their needs. These changes have significantly increased provider engagement. So far, we've seen providers on the platform sharing discounts with patients at a much higher rate than before — almost 2x more frequently based on early results. We've helped our huge provider base, which was already highly engaged, become significantly more effective at driving use of our prescription-related offerings, and we help providers reduce the amount of time they spend trying to provide access to medications for their patients, which is estimated to be almost 15 hours a week by the American Medical Association.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 5

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 6 GoodRx for Providers allows us to not only drive growth in our prescription-related offerings, but also expand our pharma manufacturer solutions offering by addressing an even greater share of the $30 billion spent annually on pharma marketing. In recent years, pharma provider marketing has seen a shift from in-person to digital-first promotions, which has been accelerated by COVID-19. We believe GoodRx is well positioned to benefit from this trend. In fact, we grew our pharma manufacturer solutions offering an incredible 4x year-over-year in the fourth quarter with net revenue retention of over 150%. We finished the year working with 19 of the top 20 manufacturers and over 140 brands. We’re also excited to announce that we closed our first pharma manufacturer deals specifically targeting HCPs, with two top manufacturers, in the fourth quarter. GoodRx for Providers enables pharma manufacturers to reach a large, highintent audience at a key point in the provider and patient journey. Providers consult GoodRx for Providers at the point of prescribing to help their patients with access and affordability challenges. GoodRx for Providers, alongside our consumer savings solutions and GoodRx Health, provide essential tools for Americans across the healthcare journey. At the same time, our pharma manufacturer solutions offering creates a compelling opportunity for pharma manufacturers to connect with both patients and providers in a highly coordinated manner across GoodRx’s trusted platforms. Closed first pharma manufacturer solutions deals specifically targeting HCPs Providers are also turning to GoodRx as a source for editorial content. While price searches and product savings drive significant provider engagement, we have seen increasing provider interest in our GoodRx Health content. In 2021, we added thousands of new articles and videos, more than tripling the size of the GoodRx Health content library. Providers on the platform are actively searching GoodRx for articles and content reviewed by medical and editorial experts and we plan to make sharing these resources even more seamless in HCP mode. This engagement further validates our focus on GoodRx Health and lends itself to a more curated content experience for providers in the future. We believe the runway and opportunities to continue to address provider needs are massive. We are actively developing novel and innovative platform features to grow provider engagement, reach and scale and are excited about the opportunity to forge deeper relationships between providers and others, like pharma manufacturers, in the healthcare ecosystem. We plan to add features which will equip providers with comprehensive cost information at the point of prescribing to help their patients start and stay on their prescribed medications — whether they’re uninsured, underinsured, or fully-insured. We are also focused on developing a host of prescribing and workflow tools to help make the most of providers’ time by reducing their administrative burden so they can focus on patient care. Additionally, we’re working on new ways for providers to interact with pharma representatives, medical science liaisons and key opinion leaders to help their patients learn about, start and stay on their prescribed therapies. In the first quarter of 2022, we added to our provider-specific solutions with the acquisition of flipMD, a marketplace connecting practicing physicians with organizations seeking on-demand medical expertise. We believe flipMD has exciting capabilities that will both expand our engagement with healthcare providers and the services available through our pharma manufacturer solutions offering, continuing to differentiate our offering from alternatives. Potential future state

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 7 We are confident in the current and future strength of our business, and we are committed to creating long-term, sustainable value for our shareholders. In addition to making investments to increase our brand awareness and reach, strengthen our HCP relationships, deepen our relationship with consumers, and build or acquire new platform capabilities, among others, we recently announced our Board’s authorization of a share repurchase program. On February 23, 2022, our Board authorized the repurchase of up to an aggregate of $250 million of our Class A Common Stock. Repurchases under the program may be made in the open market, in privately negotiated transactions or otherwise, with the amount and timing of repurchases to be determined at our discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. We may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of our shares under this authorization. This program does not obligate us to acquire any particular amount of Class A Common Stock and may be modified, suspended or terminated at any time at the discretion of our Board through February 23, 2024. We expect to fund the repurchases with our existing cash and cash equivalents, working capital, cash flow from operations, or funds available through various borrowing arrangements. GoodRx announces $250 million share repurchase program We believe that our alignment with providers, and our mutual dedication to helping their patients, is a fundamental and flourishing part of our success. Physicians and healthcare professionals trust us, with over 2 million prescribers that have a patient that has used GoodRx and a very high provider NPS of 90. With GoodRx for Providers, providers are top of mind, as we continue to build on that trust, increase engagement and strengthen relationships with the provider community. With the combination of GoodRx for Providers and our consumer offerings, we believe GoodRx delivers a truly unparalleled digital healthcare platform, and a unique ability for us and for our partners, especially pharma manufacturers, to educate, influence, and serve providers and consumers in a coordinated fashion. Although we’ve made a lot of progress over the past decade, we are just getting started — we see tremendous opportunity ahead to continue to revolutionize healthcare for Americans. We are in the early stages of an exciting opportunity Potential future state

# Financials

## Prescription Transactions Revenue

(in millions)

Fourth quarter Prescription Transactions Revenue grew 21% year-over-year to $158.8 million, driven by a 14% year-over-year increase in MACs and a continued increase in revenue per MAC. We believe the growth of our prescription transactions offering continued to be impacted by COVID-19 headwinds, as healthcare utilization challenges continue and the cumulative impact of almost two years of reduced prescription starts — and therefore reduced refills — impacted new and returning users.

Full year Prescription Transactions Revenue grew 22% year-over-year in 2021, reaching $593.4 million.



$123.0
$109.5
$124.4
$131.3
$134.1
$144.9
$155.7
$158.8
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

## Subscription Revenue[1]

(in millions)

Fourth quarter Subscription Revenue grew 79% year-over-year to $17.4 million, driven by a 51% increase in the number of subscription plans, as well as a favorable change in subscription plan mix.

Full year Subscription Revenue grew 104% year-over-year in 2021, reaching $59.9 million.



$5.6
$6.4
$7.7
$9.7
$12.0
$14.3
$16.2
$17.4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

## Other Revenue[1]

(in millions)

Fourth quarter Other Revenue grew 196% year-over-year to $37.1 million, driven primarily by higher revenue from our pharma manufacturer solutions offering which grew 4x year-over-year.

Full year Other Revenue grew 179% year-over-year in 2021, reaching $92.1 million.



$4.8
$7.4
$8.4
$12.5
$14.4
$17.4
$23.2
$37.1
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

[1] Beginning in Q2 2021, Subscription Revenue is disclosed separately from Other Revenue, which now primarily consists of revenue generated from our pharma manufacturer solutions and Telehealth offerings. Prior period amounts have been recast to conform to the current period presentation.

Note: Due to rounding, numbers presented may not add up precisely to the totals provided.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 8

## Net Income (Loss)

(in millions)


$27.3
$27.3
($50.0)
($298.3)
$1.7
$31.1
($18.1)
($39.9)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

Fourth quarter Net Loss was $39.9 million, compared to a Net Loss of $298.3 million in the fourth quarter of 2020. The year-over-year change was driven primarily by a $263.2 million decrease in stock-based compensation expense and related payroll taxes, primarily related to the non-recurring Co-Chief Executive Officers' awards made in connection with our IPO. The decrease was also driven by a $41.7 million charge related to a charitable stock donation in support of our philanthropic endeavors made in the fourth quarter of 2020. These were partially offset by an increase to our provision for income taxes, which was a $45.8 million expense in the fourth quarter of 2021 compared to a $7.4 million benefit in the comparable period last year. Tax expense in the fourth quarter of 2021 included a $52.4 million valuation allowance charge against our net deferred tax assets, driven primarily by significant excess tax benefits realized since our IPO, which we anticipate continuing based on the substantial year-end balance of outstanding stock options granted before our IPO.

In addition, the change was driven by business growth, partially offset by an increase in sales and marketing spend, continued investments in product development and technology, and our investments in our general and administrative infrastructure.

Fourth quarter Net Margin was (18.7%) compared to (194.3%) last year, a 175.6 percentage point year-over-year improvement.

Net Loss for the full year was $25.3 million, compared to a Net Loss of $293.6 million in 2020. Full year Net Margin was (3.4%) compared to (53.3%) in the prior year.

## Adjusted EBITDA

(in millions)


$51.9
$49.4
$53.2
$49.1
$51.0
$54.6
$61.8
$62.3
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2020
2021

Fourth quarter Adjusted EBITDA grew 27% to $62.3 million compared to $49.1 million in the fourth quarter of 2020. Adjusted EBITDA Margin was 29.2%, a 280 basis point year-over-year decrease. The margin decrease was driven by investments in our general and administrative infrastructure, particularly in relation to operating as a public company for our first full year, continued investments in product development and technology, and an increase in sales and marketing spend.

Our full year Adjusted EBITDA grew 13% to $229.6 million. Our full year Adjusted EBITDA Margin was 30.8%, compared to 36.9% in 2020.

Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures and are presented for supplemental informational purposes only. Refer to the Non-GAAP Financial Measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures.

Note: Due to rounding, numbers presented may not add up precisely to the totals provided.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 9

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 10 Adjusted Net Income is a non-GAAP financial measure and is presented for supplemental informational purposes only. Refer to the Non-GAAP Financial Measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures. Fourth quarter Adjusted Net Income grew 26% to $40.5 million compared to $32.2 million in the fourth quarter of 2020. Our full year Adjusted Net Income grew 10% year-over-year in 2021, reaching $147.0 million. Adjusted Net Income (in millions) Fourth quarter Net Cash Provided by Operating Activities was up 235% year-over-year to $49.8 million, made up of Net Loss of $39.9 million, adjusted primarily by our non-cash valuation allowance against our net deferred tax assets of $52.4 million and stock-based compensation expense of $33.3 million. The year-over-year increase, as well as the sequential decline in 2020 were due primarily to the timing of tax payments in 2020, the vast majority of which were made in the third and fourth quarters. These tax payments included payroll taxes related to the non-recurring Co-Chief Executive Officers’ equity awards and the exercise of stock options around and after our September 2020 IPO, as well as income tax payments as the extension, first, and second quarter payments were deferred to the third quarter. Net Cash Provided by Operating Activites (in millions) 2020 $32.2 $35.6 $32.3 $33.2 Q1 Q2 Q3 Q4 2021 $39.7 $40.5 $35.1 $31.8 Q1 Q2 Q3 Q4 2020 $14.9 $32.7 $38.2 $45.6 Q1 Q2 Q3 Q4 2021 $48.6 $49.8 $34.9 $45.5 Q1 Q2 Q3 Q4 Note: Due to rounding, numbers presented may not add up precisely to the totals provided.

Guidance Our outlook for the first quarter and full year 2022 is as follows: Q1 2022 Guidance Revenue Approx. $200M Approx. 25% year-over-year growth Adjusted EBITDA Margin 28% – 30% FY 2022 Guidance Revenue Approx. 23% year-over-year growth Adjusted EBITDA Margin 31% – 33% Adjusted EBITDA Margin is a non-GAAP financial measure and is presented for supplemental informational purposes only. We have not reconciled our Adjusted EBITDA Margin guidance to GAAP net income or loss margin, or Net Margin, because we do not provide guidance for GAAP Net Margin due to the uncertainty and potential variability of stock-based compensation expense, acquired intangible assets and related amortization and income taxes, which are reconciling items between Adjusted EBITDA Margin and GAAP Net Margin. Because such items cannot be provided without unreasonable efforts, we are unable to provide a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure. However, such items could have a significant impact on GAAP Net Margin. GoodRx     Holdings Inc.                Q4 2021 Letter to                 Shareholders 11

Forward-Looking Statements This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations and financial results, the benefits to consumers or GoodRx of our agreements with partners, customers and other entities, the impact and usage of GoodRx for Providers or GoodRx Health, underlying trends in our business, our market opportunity, the growth of GoodRx for Providers, our telehealth and manufacturer solutions businesses, the benefits of cross-selling products, competitiveness of our prices, especially in relation to insurance, the growth of our relationships with industry participants and partners, the anticipated impact of COVID-19 on our business, post-COVID-19 trends, our potential for growth, our stock repurchase program, demand for our offerings, our strategic growth priorities, including our 2022 priorities, and future offerings, future financial results, collaborations and partnerships with third parties, and our strategy. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to our limited operating history and early stage of growth; our ability to achieve broad market education and change consumer purchasing habits; our ability to continue to attract, acquire and retain consumers in a cost-effective manner; our reliance on our prescription transactions offering and ability to expand our offerings; changes in medication pricing and pricing structures; our inability to control the categories and types of prescriptions for which we can offer savings or discounted prices; our reliance on a limited number of industry participants; the competitive nature of industry; risks related to pandemics, epidemics or outbreak of infection disease, including the COVID-19 pandemic; the accuracy of our estimate of our total addressable market and other operational metrics; the development of the telehealth market; our ability to maintain and expand a network of skilled telehealth providers; risks related to negative media coverage; our ability to respond to changes in the market for prescription pricing and to maintain and expand the use of GoodRx codes; our ability to maintain positive perception of our platform and brand; risks related to any failure to maintain effective internal control over financial reporting; risks related to use of social media, emails, text messages and other messaging channels as part of our marketing strategy; our ability to accurately forecast revenue and appropriately plan our expenses in the future; risks related to information technology and cyber-security; compliance with government regulation of the internet, e-commerce and data and other regulations; our ability to utilize our net operating loss carryforwards and certain other tax attributes; our ability to attract, develop, motivate and retain well-qualified employees; risks related to general economic factors, natural disasters or other unexpected events; risks related to our acquisition strategy; risks related to our debt arrangements; interruptions or delays in service on our apps or websites; our reliance on third-party platforms to distribute our platform and offerings; our reliance on software as-a-service technologies from third parties; systems failures or other disruptions in the operations of these parties on which we depend; changes in consumer sentiment or laws, rules or regulations regarding tracking technologies and other privacy matters; the increasing focus on environmental sustainability and social initiatives; risks related to our intellectual property; risks related to operating in the healthcare industry; risks related to our organizational structure; risks related to fluctuations in our tax obligations and effective income tax rate which could materially and adversely affect our results of operations; as well as the other important factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2021, and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward looking statements represent management’s estimates as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.     GoodRx     Holdings Inc.                Q4 2021 Letter to                 Shareholders 12

Financial Statements GoodRx Holdings, Inc. Condensed Consolidated Balance Sheets (Unaudited) (in thousands, except par values) December 31, December 31, 2021 2020 Assets Current assets Cash and cash equivalents $ 941,109 $ 968,691 Restricted cash — 2,900 Accounts receivable, net 118,080 68,729 Prepaid expenses and other current assets 29,638 46,048 Total current assets 1,088,827 1,086,368 Property and equipment, net 21,612 23,057 Goodwill 329,696 261,116 Intangible assets, net 88,791 36,919 Capitalized software, net 44,987 19,800 Operating lease right-of-use assets 27,705 27,712 Deferred tax assets, net — 13,117 Other assets 6,007 2,025 Total assets $ 1,607,625 $ 1,470,114 Liabilities and stockholders’ equity Current liabilities Accounts payable $ 17,501 $ 10,291 Accrued expenses and other current liabilities 50,732 37,692 Current portion of debt 7,029 7,029 Operating lease liabilties, current 5,851 4,539 Total current liabilities 81,113 59,551 Debt, net 655,858 659,888 Operating lease liabilities, net of current portion 33,592 33,467 Deferred tax liabilities, net 244 —Other liabilities 5,138 5,849 Total liabilities 775,945 758,755 Stockholders’ Equity Preferred stock — —Common stock, $0.0001 par value 40 39 Additional paid-in capital 2,247,347 2,101,773 Accumulated deficit (1,415,707) (1,390,453) Total stockholders’ equity 831,680 711,359 Total liabilities and stockholders’ equity $ 1,607,625 $ 1,470,114                GoodRx     Holdings Inc.                Q4 2021 Letter to                 Shareholders 13

GoodRx Holdings, Inc. Condensed Consolidated Statements of Operations (Unaudited) (in thousands, except per share amounts) Three Months Ended Year Ended December 31, December 31, 2021 2020 2021 2020 Revenue $ 213,256 $ 153,544 $ 745,424 $ 550,700 Costs and operating expenses: Cost of revenue, exclusive of depreciation and    amortization presented separately below 13,927 9,204 46,716 29,587 Product development and technology 35,060 23,683 125,860 61,816 Sales and marketing 106,491 74,940 370,217 255,135 General and administrative 35,374 340,753 154,686 461,451 Depreciation and amortization 10,648 4,404 34,539 18,430 Total costs and operating expenses 201,500 452,984 732,018 826,419 Operating income (loss) 11,756 (299,440) 13,406 (275,719) Other expense, net: Other income, net — (2) — (22) Interest income (17) (20) (59) (160) Interest expense 5,903 6,216 23,642 27,913 Total other expense, net 5,886 6,194 23,583 27,731 Income (loss) before income taxes 5,870 (305,634) (10,177) (303,450) Income tax (expense) benefit (45,784) 7,360 (15,077) 9,827 Net loss $ (39,914) $ (298,274) $ (25,254) $ (293,623) Net loss attributable to common stockholders: Basic $ (39,914) $ (298,274) $ (25,254) $ (293,623) Diluted $ (39,914) $ (298,274) $ (25,254) $ (293,623) Loss per share: Basic $ (0.10) $ (0.74) $ (0.06) $ (1.07) Diluted $ (0.10) $ (0.74) $ (0.06) $ (1.07) Weighted average shares used in computing loss per share: Basic 414,068 401,459 409,981 274,696 Diluted 414,068 401,459 409,981 274,696 Stock-based compensation included in costs and    operating expenses: Cost of revenue $ 258 $ 86 $ 798 $ 184 Product development and technology 8,434 6,165 35,090 10,937 Sales and marketing 4,487 3,027 20,645 8,789 General and administrative 20,101 276,803 103,929 377,375 GoodRx     Holdings Inc.                Q4 2021 Letter to                 Shareholders 14

GoodRx Holdings, Inc. Condensed Consolidated Statements of Cash Flows (Unaudited) (in thousands) Year Ended December 31, 2021 2020 Cash flows from operating activities Net loss $ (25,254) $ (293,623) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 34,539 18,430 Amortization of debt issuance costs 3,445 3,390 Non-cash operating lease expense 3,102 4,478 Stock-based compensation expense 160,462 397,285 Change in fair value of contingent consideration — 2,068 Deferred income taxes 12,851 (10,910) Loss on abandonment and impairment of operating lease assets 1,430 961 Charitable stock donation — 41,721 Changes in operating assets and liabilities, net of effects of business acquisitions Accounts receivable (43,949) (16,139) Prepaid expenses and other assets 17,060 (40,935) Accounts payable 4,207 2,154 Accrued expenses and other current liabilities 14,001 15,010 Operating lease liabilities (2,404) 4,576 Other liabilities (711) 2,875 Net cash provided by operating activities 178,779 131,341 Cash flows from investing activities Purchase of property and equipment (4,571) (20,553) Acquisitions, net of cash acquired (140,268) (55,793) Capitalized software (29,886) (15,271) Investment in minority equity interest (4,008) —Net cash used in investing activities (178,733) (91,617) Cash flows from financing activities Proceeds from issuance of common stock in initial public offering,    net of underwriting discounts and commissions — 891,793 Proceeds from private placement with a related party — 100,000 Proceeds from long-term debt — 28,000 Payments on long-term debt (7,029) (35,029) Payment of debt issuance costs and prepayment penalty — (1,306) Payment for contingent consideration (832) — Payments of initial public offering issuance costs — (4,937) Proceeds from exercise of stock options 35,021 5,343 Proceeds from early exercise of stock options — 667 Employee taxes paid related to net share settlement of equity awards (57,688) (78,714) Net cash (used in) provided by financing activities (30,528) 905,817 Net change in cash, cash equivalents and restricted cash (30,482) 945,541 Cash, cash equivalents and restricted cash Beginning of period 971,591 26,050 End of period $ 941,109 $ 971,591     GoodRx     Holdings Inc.                Q4 2021 Letter to                 Shareholders 15

NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN, ADJUSTED NET INCOME, ADJUSTED NET MARGIN, ADJUSTED EARNINGS PER SHARE AND ADJUSTED OPERATING INCOME ARE SUPPLEMENTAL MEASURES OF OUR PERFORMANCE THAT ARE NOT REQUIRED BY, OR PRESENTED IN ACCORDANCE WITH, U.S. GAAP. WE ALSO PRESENT EACH COST AND OPERATING EXPENSE ON OUR CONSOLIDATED STATEMENTS OF OPERATIONS ON AN ADJUSTED BASIS. COLLECTIVELY, WE REFER TO THESE NON-GAAP FINANCIAL MEASURES AS OUR “NON-GAAP MEASURES”. WE DEFINE ADJUSTED EBITDA FOR A PARTICULAR PERIOD AS NET INCOME OR LOSS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, AND AS FURTHER ADJUSTED FOR ACQUISITION RELATED EXPENSES, CASH BONUSES TO VESTED OPTION HOLDERS, STOCK-BASED COMPENSATION EXPENSE, PAYROLL TAX EXPENSE RELATED TO STOCK-BASED COMPENSATION, LOSS ON EXTINGUISHMENT OF DEBT, FINANCING RELATED EXPENSES, LOSS ON ABANDONMENT AND IMPAIRMENT OF OPERATING LEASE ASSETS, CHARITABLE STOCK DONATION AND OTHER INCOME OR EXPENSE, NET, AS APPLICABLE FOR THE PERIODS PRESENTED. ADJUSTED EBITDA MARGIN REPRESENTS ADJUSTED EBITDA AS A PERCENTAGE OF REVENUE. WE DEFINE ADJUSTED NET INCOME FOR A PARTICULAR PERIOD AS NET INCOME OR LOSS ADJUSTED FOR, AS APPLICABLE FOR THE PERIODS PRESENTED, AMORTIZATION OF INTANGIBLES RELATED TO ACQUISITIONS, ACQUISITION RELATED EXPENSES, STOCK-BASED COMPENSATION EXPENSE, PAYROLL TAX EXPENSE RELATED TO STOCK-BASED COMPENSATION, LOSS ON EXTINGUISHMENT OF DEBT, FINANCING RELATED EXPENSES, LOSS ON ABANDONMENT AND IMPAIRMENT OF OPERATING LEASE ASSETS, CHARITABLE STOCK DONATION, AND AS FURTHER ADJUSTED FOR ESTIMATED INCOME TAX ON SUCH ADJUSTED ITEMS. OUR ADJUSTED TAXES ALSO EXCLUDES (I) THE VALUATION ALLOWANCE RECORDED AGAINST OUR NET DEFERRED TAX ASSETS THAT WAS RECOGNIZED IN ACCORDANCE WITH GAAP, AND (II) ALL TAX BENEFITS/ EXPENSES RESULTING FROM EXCESS TAX BENEFITS/DEFICIENCIES IN CONNECTION WITH STOCK-BASED COMPENSATION. ADJUSTED NET MARGIN IS ADJUSTED NET INCOME DIVIDED BY REVENUE. ADJUSTED EARNINGS PER SHARE IS ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS DIVIDED BY WEIGHTED AVERAGE NUMBER OF SHARES. THE WEIGHTED AVERAGE SHARES WE USE IN COMPUTING ADJUSTED EARNINGS PER SHARE — BASIC IS EQUAL TO OUR GAAP WEIGHTED AVERAGE SHARES — BASIC AND THE WEIGHTED AVERAGE SHARES WE USE IN COMPUTING ADJUSTED EARNINGS PER SHARE — DILUTED IS EQUAL TO EITHER GAAP WEIGHTED AVERAGE SHARES — BASIC OR GAAP WEIGHTED AVERAGE SHARES — DILUTED, DEPENDING ON WHETHER WE HAVE ADJUSTED NET LOSS OR ADJUSTED NET INCOME, RESPECTIVELY. WE ALSO ASSESS OUR PERFORMANCE BY EVALUATING EACH COST AND OPERATING EXPENSE ON OUR CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ON A NON-GAAP, OR ADJUSTED, BASIS TO ARRIVE AT ADJUSTED OPERATING INCOME. THE ADJUSTMENTS TO THESE COST AND OPERATING EXPENSE ITEMS INCLUDE ACQUISITION RELATED EXPENSES, AMORTIZATION OF INTANGIBLES RELATED TO ACQUISITIONS, STOCK-BASED COMPENSATION EXPENSE, PAYROLL TAX EXPENSE RELATED TO STOCK-BASED COMPENSATION, FINANCING RELATED EXPENSES, AND AS APPLICABLE, LOSS ON ABANDONMENT AND IMPAIRMENT OF OPERATING LEASE ASSETS AND CHARITABLE STOCK DONATION. ADJUSTED OPERATING INCOME IS GAAP REVENUE LESS NON-GAAP OPERATING EXPENSES. WE BELIEVE OUR NON-GAAP MEASURES ARE HELPFUL TO INVESTORS, ANALYSTS AND OTHER INTERESTED PARTIES BECAUSE THEY ASSIST IN PROVIDING A MORE CONSISTENT AND COMPARABLE OVERVIEW OF OUR OPERATIONS ACROSS OUR HISTORICAL FINANCIAL PERIODS. ADJUSTED EBITDA IS ALSO A KEY MEASURE WE USE TO ASSESS OUR FINANCIAL PERFORMANCE AND IS ALSO USED FOR INTERNAL PLANNING AND FORECASTING PURPOSES. IN ADDITION, ADJUSTED EBITDA, ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE ARE FREQUENTLY USED BY ANALYSTS, INVESTORS AND OTHER INTERESTED PARTIES TO EVALUATE AND ASSESS PERFORMANCE. THE NON-GAAP MEASURES ARE PRESENTED FOR SUPPLEMENTAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSIDERED AS ALTERNATIVES OR SUBSTITUTES TO FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH GAAP. THESE MEASURES HAVE CERTAIN LIMITATIONS IN THAT THEY DO NOT INCLUDE THE IMPACT OF CERTAIN EXPENSES THAT ARE REFLECTED IN OUR CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS THAT ARE NECESSARY TO RUN OUR BUSINESS. OTHER COMPANIES, INCLUDING OTHER COMPANIES IN OUR INDUSTRY, MAY NOT USE THESE MEASURES OR MAY CALCULATE THESE MEASURES DIFFERENTLY THAN AS PRESENTED HEREIN, LIMITING THEIR USEFULNESS AS COMPARATIVE MEASURES.     GOODRX     HOLDINGS INC.                Q4 2021 LETTER TO                 SHAREHOLDERS 16

The following table presents a reconciliation of net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP, to Adjusted EBITDA:

*(dollars in thousands)*

| | Three Months Ended | | | | | | | | Year Ended December 31, | |
|---|---|---|---|---|---|---|---|---|---|---|
| | December 31, 2021 | September 30, 2021 | June 30, 2021 | March 31, 2021 | December 31, 2020 | September 30, 2020 | June 30, 2020 | March 31, 2020 | 2021 | 2020 |
| Net (loss) income | $ (39,914) | $ (18,069) | $ 31,061 | $ 1,668 | $(298,274) | $ (50,032) | $ 27,337 | $ 27,346 | $ (25,254) | $(293,623) |
| Adjusted to exclude the following: | | | | | | | | | | |
| Interest income | (17) | (13) | (13) | (16) | (20) | (24) | (41) | (75) | (59) | (160) |
| Interest expense | 5,903 | 5,928 | 5,906 | 5,905 | 6,216 | 6,264 | 6,795 | 8,638 | 23,642 | 27,913 |
| Income tax expense (benefit) | 45,784 | 19,153 | (37,305) | (12,555) | (7,360) | (17,894) | 7,661 | 7,766 | 15,077 | (9,827) |
| Depreciation and amortization | 10,648 | 10,161 | 8,369 | 5,361 | 4,404 | 5,160 | 4,521 | 4,345 | 34,539 | 18,430 |
| Other (income) expense, net | — | — | — | — | (2) | 1 | (16) | (5) | — | (22) |
| Financing related expenses [1] | 217 | 134 | 58 | 257 | 13 | — | 188 | 1,118 | 666 | 1,319 |
| Acquisition related expenses [2] | 5,084 | 1,714 | 3,022 | 3,048 | 3,642 | 2,481 | 780 | 463 | 12,868 | 7,366 |
| Stock-based compensation expense [3] | 33,280 | 39,980 | 40,676 | 46,526 | 286,081 | 106,873 | 2,121 | 2,210 | 160,462 | 397,285 |
| Charitable stock donation [4] | — | — | — | — | 41,721 | — | — | — | — | 41,721 |
| Payroll tax expense related to stock-based compensation | 1,266 | 2,150 | 2,016 | 828 | 11,682 | 323 | 22 | 59 | 6,260 | 12,086 |
| Loss on abandonment and impairment of operating lease assets [5] | — | 650 | 780 | — | 961 | — | — | — | 1,430 | 961 |
| Adjusted EBITDA | $ 62,251 | $ 61,788 | $ 54,570 | $ 51,022 | $ 49,064 | $ 53,152 | $ 49,368 | $ 51,865 | $ 229,631 | $ 203,449 |
| Adjusted EBITDA Margin | 29.2% | 31.7% | 30.9% | 31.8% | 32.0% | 37.8% | 40.0% | 38.9% | 30.8% | 36.9% |

(1) Financing related expenses include third party fees related to proposed financings.

(2) Acquisition related expenses include third party fees for actual or planned acquisitions, including related legal, consulting and other expenditures, and as applicable, retention bonuses to employees related to acquisitions and change in fair value of contingent consideration.

(3) Non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number and the valuation of awards.

(4) Non-cash expense related to a donation of 1.1 million shares of our Class A common stock that was made to a charitable foundation in the fourth quarter of 2020.

(5) Non-cash loss on the abandonment and impairment of operating lease assets related to certain office space that was abandoned or subleased.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 17

The following tables present a reconciliation of net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP, to Adjusted Net Income, and calculation of Adjusted Earnings Per Share:

*(in thousands, except per share amounts)*

| | Three Months Ended | | | | | | | | Year Ended December 31, | |
|---|---|---|---|---|---|---|---|---|---|---|
| | December 31, 2021 | September 30, 2021 | June 30, 2021 | March 31, 2021 | December 31, 2020 | September 30, 2020 | June 30, 2020 | March 31, 2020 | 2021 | 2020 |
| Net (loss) income | $ (39,914) | $ (18,069) | $ 31,061 | $ 1,668 | $ (298,274) | $ (50,032) | $ 27,337 | $ 27,346 | $ (25,254) | $ (293,623) |
| Adjusted to exclude the following: | | | | | | | | | | |
| Amortization of intangibles related to acquisitions | 5,286 | 5,703 | 4,868 | 2,476 | 2,307 | 3,651 | 3,280 | 3,421 | 18,333 | 12,659 |
| Financing related expenses [1] | 217 | 134 | 58 | 257 | 13 | — | 188 | 1,118 | 666 | 1,319 |
| Acquisition related expenses [2] | 5,084 | 1,714 | 3,022 | 3,048 | 3,642 | 2,481 | 780 | 463 | 12,868 | 7,366 |
| Stock-based compensation expense [3] | 33,280 | 39,980 | 40,676 | 46,526 | 286,081 | 106,873 | 2,121 | 2,210 | 160,462 | 397,285 |
| Payroll tax expense related to stock-based compensation | 1,266 | 2,150 | 2,016 | 828 | 11,682 | 323 | 22 | 59 | 6,260 | 12,086 |
| Charitable stock donation [4] | — | — | — | — | 41,721 | — | — | — | — | 41,721 |
| Loss on abandonment and impairment of operating lease assets [5] | — | 650 | 780 | — | 961 | — | — | — | 1,430 | 961 |
| Income tax expense (benefit) on excluded items and adjusting for valuation allowance and excess tax benefits/deficiencies on stock-based compensation exercises | 35,237 | 7,388 | (47,410) | (22,961) | (15,919) | (27,661) | (1,438) | (1,439) | (27,746) | (46,457) |
| Adjusted net income | $ 40,456 | $ 39,650 | $ 35,071 | $ 31,842 | $ 32,214 | $ 35,635 | $ 32,290 | $ 33,178 | $ 147,019 | $ 133,317 |
| Less: Adjusted undistributed earnings allocated to convertible preferred stock | — | — | — | — | — | (11,698) | (11,466) | (11,749) | — | (34,913) |
| Adjusted net income attributable to common stockholders — basic | $ 40,456 | $ 39,650 | $ 35,071 | $ 31,842 | $ 32,214 | $ 23,937 | $ 20,824 | $ 21,429 | $ 147,019 | $ 98,404 |
| Add: Adjusted undistributed earnings allocated to holders of common stock | — | — | — | — | — | 597 | 222 | 206 | — | 1,025 |
| Adjusted net income attributable to common stockholders — diluted | $ 40,456 | $ 39,650 | $ 35,071 | $ 31,842 | $ 32,214 | $ 24,534 | $ 21,046 | $ 21,635 | $ 147,019 | $ 99,429 |
| **Weighted average shares used in computing adjusted earnings per share:** | | | | | | | | | | |
| Weighted average shares — basic | 414,068 | 411,223 | 408,363 | 406,170 | 401,459 | 241,061 | 230,160 | 229,880 | 409,981 | 274,696 |
| Dilutive impact of stock options, restricted stock awards and restricted stock units | 17,012 | 18,497 | 20,504 | 23,407 | 26,776 | 19,300 | 6,730 | 6,345 | 19,855 | 14,631 |
| Weighted average shares — diluted | 431,080 | 429,720 | 428,867 | 429,577 | 428,235 | 260,361 | 236,890 | 236,225 | 429,836 | 289,327 |
| **Adjusted earnings per share:** | | | | | | | | | | |
| Basic | $ 0.10 | $ 0.10 | $ 0.09 | $ 0.08 | $ 0.08 | $ 0.10 | $ 0.09 | $ 0.09 | $ 0.36 | $ 0.36 |
| Diluted | $ 0.09 | $ 0.09 | $ 0.08 | $ 0.07 | $ 0.08 | $ 0.09 | $ 0.09 | $ 0.09 | $ 0.34 | $ 0.34 |

[1] Financing related expenses include third party fees related to proposed financings.

[2] Acquisition related expenses include third party fees for actual or planned acquisitions, including related legal, consulting and other expenditures, and as applicable, retention bonuses to employees related to acquisitions and change in fair value of contingent consideration.

[3] Non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number and the valuation of awards.

[4] Non-cash expense related to a donation of 1.1 million shares of our Class A common stock that was made to a charitable foundation in the fourth quarter of 2020.

[5] Non-cash loss on the abandonment and impairment of operating lease assets related to certain office space that was abandoned or subleased.

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 18

Each cost and operating expense is adjusted for acquisition related expenses, amortization of intangibles related to acquisitions, stock-based compensation expense, payroll tax expense related to stock-based compensation, financing related expenses, and as applicable, loss on abandonment and impairment of operating lease assets and charitable stock donation.

*(dollars in thousands)*

| | GAAP Three Months Ended December 31, | | Adjusted Three Months Ended December 31, | | GAAP Year Ended December 31, | | Adjusted Year Ended December 31, | |
|---|---|---|---|---|---|---|---|---|
| | 2021 | 2020 | 2021 | 2020 | 2021 | 2020 | 2021 | 2020 |
| Cost of revenue | $ 13,927 | $ 9,204 | $ 12,980 | $ 9,118 | $ 46,716 | $ 29,587 | $ 45,193 | $ 29,403 |
| % of Revenue | 6.5% | 6.0% | 6.1% | 5.9% | 6.3% | 5.4% | 6.1% | 5.3% |
| Product development and technology | 35,060 | 23,683 | 25,532 | 17,212 | 125,860 | 61,816 | 85,711 | 49,419 |
| % of Revenue | 16.4% | 15.4% | 12.0% | 11.2% | 16.9% | 11.2% | 11.5% | 9.0% |
| Sales and marketing | 106,491 | 74,940 | 101,003 | 71,879 | 370,217 | 255,135 | 346,921 | 246,300 |
| % of Revenue | 49.9% | 48.8% | 47.4% | 46.8% | 49.7% | 46.3% | 46.5% | 44.7% |
| General and administrative | 35,374 | 340,753 | 11,490 | 6,271 | 154,686 | 461,451 | 37,968 | 22,129 |
| % of Revenue | 16.6% | 221.9% | 5.4% | 4.1% | 20.8% | 83.8% | 5.1% | 4.0% |
| Depreciation and amortization | 10,648 | 4,404 | 5,362 | 2,097 | 34,539 | 18,430 | 16,206 | 5,771 |
| % of Revenue | 5.0% | 2.9% | 2.5% | 1.4% | 4.6% | 3.3% | 2.2% | 1.0% |
| Operating income (loss) | 11,756 | (299,440) | 56,889 | 46,967 | 13,406 | (275,719) | 213,425 | 197,678 |
| % of Revenue | 5.5% | (195.0%) | 26.7% | 30.6% | 1.8% | (50.1%) | 28.6% | 35.9% |

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 19

The following table presents a reconciliation of each non-GAAP, or adjusted, cost and expense measure to its most directly comparable financial measure calculated in accordance with GAAP:

*(in thousands)*

| | Three Months Ended December 31, 2021 | Three Months Ended December 31, 2020 | Year Ended December 31, 2021 | Year Ended December 31, 2020 |
|---|---|---|---|---|
| Cost of revenue | $ 13,927 | $ 9,204 | $ 46,716 | $ 29,587 |
| Acquisition related expenses | (663) | — | (617) | — |
| Stock-based compensation expense | (258) | (86) | (798) | (184) |
| Payroll tax expense related to stock-based compensation | (26) | — | (108) | — |
| Adjusted cost of revenue | $ 12,980 | $ 9,118 | $ 45,193 | $ 29,403 |
| Product development and technology | $ 35,060 | $ 23,683 | $ 125,860 | $ 61,816 |
| Acquisition related expenses | (417) | (306) | (1,923) | (1,460) |
| Stock-based compensation expense | (8,434) | (6,165) | (35,090) | (10,937) |
| Payroll tax expense related to stock-based compensation | (677) | — | (3,136) | — |
| Adjusted product development and technology | $ 25,532 | $ 17,212 | $ 85,711 | $ 49,419 |
| Sales and marketing | $ 106,491 | $ 74,940 | $ 370,217 | $ 255,135 |
| Acquisition related expenses | (838) | (34) | (1,611) | (46) |
| Stock-based compensation expense | (4,487) | (3,027) | (20,645) | (8,789) |
| Payroll tax expense related to stock-based compensation | (163) | — | (1,040) | — |
| Adjusted sales and marketing | $ 101,003 | $ 71,879 | $ 346,921 | $ 246,300 |
| General and administrative | $ 35,374 | $ 340,753 | $ 154,686 | $ 461,451 |
| Financing related expenses | (217) | (13) | (666) | (1,319) |
| Acquisition related expenses | (3,166) | (3,302) | (8,717) | (5,860) |
| Stock-based compensation expense | (20,101) | (276,803) | (103,929) | (377,375) |
| Payroll tax expense related to stock-based compensation | (400) | (11,682) | (1,976) | (12,086) |
| Charitable stock donation | — | (41,721) | — | (41,721) |
| Loss on abandonment and impairment of operating lease assets | — | (961) | (1,430) | (961) |
| Adjusted general and administrative | $ 11,490 | $ 6,271 | $ 37,968 | $ 22,129 |
| Depreciation and amortization | $ 10,648 | $ 4,404 | $ 34,539 | $ 18,430 |
| Amortization of intangibles related to acquisitions | (5,286) | (2,307) | (18,333) | (12,659) |
| Adjusted depreciation and amortization | $ 5,362 | $ 2,097 | $ 16,206 | $ 5,771 |
| Operating income (loss) | $ 11,756 | $ (299,440) | $ 13,406 | $ (275,719) |
| Amortization of intangibles related to acquisitions | 5,286 | 2,307 | 18,333 | 12,659 |
| Financing related expenses | 217 | 13 | 666 | 1,319 |
| Acquisition related expenses | 5,084 | 3,642 | 12,868 | 7,366 |
| Stock-based compensation expense | 33,280 | 286,081 | 160,462 | 397,285 |
| Payroll tax expense related to stock-based compensation | 1,266 | 11,682 | 6,260 | 12,086 |
| Charitable stock donation | — | 41,721 | — | 41,721 |
| Loss on abandonment and impairment of operating lease assets | — | 961 | 1,430 | 961 |
| Adjusted operating income | $ 56,889 | $ 46,967 | $ 213,425 | $ 197,678 |

GoodRx Holdings, Inc. Q4 2021 Letter to Shareholders 20